UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

China HGS Real Estate Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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China HGS Real Estate Inc.

6 Xinghan Road, 19th Floor

Hanzhong City

Shaanxi Province, PRC 723000

Notice of Shareholder Action by Written Consent

[●], 2022

To the Shareholders of China HGS Real Estate Inc.:

We are furnishing this Information Statement to the shareholders of China HGS Real Estate Inc., a Florida corporation (the “Company”), under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Florida law. This Information Statement advises the Company’s shareholders of actions taken and approved on January 27, 2022 and February 2, 2022, by unanimous written consent of the Company’s Board of Directors and the subsequent adoption of such corporate action by the holders a majority of the Company’s outstanding shares of Common Stock (the “Majority Shareholders”), to change the name of the Company to “Green Giant Inc.” (the “Name Change”).

SHAREHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE NAME CHANGE. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO MEETING OF SHAREHOLDERS WILL BE HELD TO CONSIDER THE NAME CHANGE.

The Name Change will not become effective until the filing with the Florida Secretary of State of an amendment and restatement of the Company’s Amended and Restated Articles of Incorporation (the “Amendment”) at least 20 days after the date of the mailing of this Information Statement to the Company’s shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement contains a description of the Name Change. We encourage you to read the Information Statement, including Appendix A, thoroughly. You may also obtain information about us from publicly available documents filed with the Securities and Exchange Commission.

By Order of the Board of Directors,

/s/ Neng Chen
Neng Chen
Chief Executive Officer
[●], 2022 Hanzhong, China

China HGS Real Estate Inc.

6 Xinghan Road, 19th Floor

Hanzhong City

Shaanxi Province, PRC 723000

NOTICE OF ADOPTION AND APPROVAL OF NAME CHANGE
BY WRITTEN CONSENT OF SHAREHOLDERS

[●], 2022

To the Shareholders of China HGS Real Estate Inc.:

NOTICE IS HEREBY GIVEN, pursuant to Section 607.0704 of the Business Corporation Act of the State of Florida (“Florida Law”) that, on February 2, 2022, the holders of a majority of the outstanding shares of the common stock of China HGS Real Estate Inc., a Florida corporation (“we,” “us” or the “Company”), entitled to vote thereon, acting by written consent without a meeting of shareholders, authorized, adopted and approved the execution and delivery of an amendment and restatement of our Amended and Restated Articles of Incorporation to change the name of the Company to “Green Giant Inc.” (the “Name Change”).

As permitted by Florida law, no meeting of the shareholders of the Company is being held to vote on the approval of the Name Change. The Name Change is described in detail in the enclosed Information Statement.

By Order of the Board of Directors,

/s/ Neng Chen
Neng Chen
Chief Executive Officer

CHINA HGS REAL ESTATE INC.
INFORMATION STATEMENT

Introduction

This Information Statement is being furnished to the shareholders of China HGS Real Estate Inc., a Florida corporation (the “Company”), in connection with the prior approval of our Board of Directors of, and receipt of approval by written consent of holders of the majority of the Company’s issued and outstanding common stock for, the execution and filing of an amendment and restatement of our Amended and Restated Articles of Incorporation (the “Amendment”) to change the name of the Company to “Green Giant Inc.” (the “Name Change”). A copy of Amendment is included as Appendix A to this Information Statement.

The Board of Directors believes that the approval of the Name Change is in the best interest of the Company and its shareholders and will allow the Company’s name to better reflect the range of its products, business and operations. Accordingly, on January 27, 2022, the Board approved the Amendment, and directed that the Amendment be presented to shareholders holding a majority of the issued and outstanding shares of our capital stock.

Under Florida law and our Amended and Restated Articles of Incorporation, the affirmative vote of a majority of the issued and outstanding shares of our Common Stock, par value $0.001 per share (“Common Stock”), as of the close of business on February 2, 2022, the record date, is required to approve the Amendment. As of February 2, 2022, there were issued and outstanding 35,864,929 shares of Common Stock. As permitted by Florida Law, on February 2, 2022, we received a written consent in lieu of a meeting of shareholders from holders of 18,315,708 shares of Common Stock representing 51.07% of the total issued and outstanding shares of our voting stock approving the Amendment (the “Consent Action”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED AND NO MEETING OF SHAREHOLDERS WILL BE HELD TO CONSIDER THE NAME CHANGE.

The Amendment and the Name Change will not become effective until the filing with the Florida Secretary of State of the Amendment at least 20 calendar days following the date of mailing of this Information Statement to our shareholders.

This Information Statement is furnished for the purposes of informing shareholders of the Consent Action prior to the effectiveness of the Amendment in the manner required under the Securities Exchange Act of 1934, as amended, and under Florida Law. This Information Statement is first being mailed on or about February 14, 2022 to holders of record of Common Stock as of the close of business on February 2, 2022 (the “Record Date”).

Voting Securities and Principal Holders Thereof

As of February 2, 2022, there were outstanding 35,864,929 shares of Common Stock.

The following table sets forth, as of February 2, 2022, certain information with respect to the beneficial ownership of the Company’s voting securities by (i) any person (including any “group” as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the named executive officers (defined below), and (iv) all of our directors and executive officers as a group. Shares which the person or group has the right to acquire within 60 days of February 2, 2022, are deemed to be outstanding in calculating the percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders, named executive officers, and directors below is c/o China HGS Real Estate Inc., 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000.

	Amount and
	Nature of	Percent
	Beneficial	of
Name and Address of Beneficial Owner	Ownership(1)	Class (2)
5% Holders:
Goldenmountain Solution Inc.	14,900,000	41.54%
Shaanxi Tianhao Construction Engineer Co., Ltd	3,092,114	8.62%
Directors and Officers
Shenghui Luo	840,000	2.34%
Qingfeng Zhou	—	—
Xinping Li	—	—
John Chen	—	—
Wei (Samuel) Shen	—	—
Neng Chen	—	—
All directors and executive officers as a group (6 persons)	840,000	2.34%

On January 27, 2022, the Board approved the Name Change and Amendment, and recommended that the Company’s shareholders approve the same. On February 2, 2022, shareholders holding an aggregate of 18,315,708 shares of our issued and outstanding Common Stock approved the Name Change and Amendment by written consent.

Dissenter’s Rights

The shareholders of the Company have no right under Florida Law, our Amended and Restated Articles of Incorporation or Bylaws to dissent from the provision adopted in the Amendment.

Effective Date and Effects of the Name Change

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Name Change will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our shareholders. The Company anticipates that this Information Statement will be mailed or furnished to our shareholders on or about February 14, 2022. Therefore, the Company anticipates that the Name Change will be effective on or about March 7, 2022, or such later date as all conditions and requirements to effectuate the Name Change are satisfied. We must also notify NASDAQ of the Name Change no later than ten (10) days after the effective date of the Name Change.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for information statements with respect to two or more security holders sharing the same address by delivering a single information statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

Brokers with account holders who are China HGS Real Estate, Inc., shareholders may be “householding” our Information Statement. A single Information Statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Information Statement or, alternatively, if you wish to receive a single copy of the material instead of multiple copies, please notify your broker and direct your request to China HGS Real Estate Inc., Attention: Secretary, 6 Xinghan Road, 19th Floor, Hanzhong City, Shaanxi Province, PRC 723000. The telephone number of our principal offices is +(86) 091-62622612.

Where You Can Find Additional Information

We file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

Conclusion

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above action. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Neng Chen
By: Neng Chen
Chief Executive Officer

Dated: [●], 2022

Appendix A

CERTIFICATE ACCOMPANYING

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

CHINA HGS REAL ESTATE INC.

Pursuant to Section 607.1007 of the Business Corporation Act of the State of Florida, the undersigned corporation hereby submits the attached Articles of Amendment to the Articles of Incorporation. The Articles of Amendment supersede the Amended and Restated Articles of Incorporation filed in the office of the Secretary of State of Florida on October 8, 2009 and all amendments thereto:

1. The current name of the Corporation is China HGS Real Estate Inc. (the “Corporation”). Pursuant to the Articles of Amendment to the Articles of Incorporation, the Corporation’s name will be changed to “Green Giant Inc.”

2. The amendment was unanimously approved by the Board of Directors of the Corporation on January 27, 2022 and by the shareholders of the Corporation on February 2, 2022 in accordance with the Florida Business Corporation Act.

3. The Articles of Amendment to the Articles of Incorporation will be effective upon filing.

DATED as of March ___, 2022.

CHINA HGS REAL ESTATE INC.

By
Name:
Title:

ARTICLES OF AMENDMENT TO THE

ARTICLES OF INCORPORATION

OF

GREEN GIANT INC.
a Florida corporation

ARTICLE I
Name

The name of the corporation is Green Giant Inc. (the “Company”).

IN WITNESS HEREOF, the undersigned has hereunto set his hand on March ___, 2022.

By:
Name:
Title: